3Q TWENTY18 PRESENTATION

Forward-Looking Statements and Non-GAAP Information This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information regarding Origin’s future financial performance, business and growth strategy, projected plans and objectives, and related transactions, integration of the acquired businesses, ability to recognize anticipated operational efficiencies, and other projections based on macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact economic trends, and any such variations may be material. Such forward-looking statements are based on various facts and derived utilizing important assumptions, current expectations, estimates and projections about Origin and its subsidiaries, any of which may change over time and some of which may be beyond Origin’s control. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing. Further, certain factors that could affect the Company's future results and cause actual results to differ materially from those expressed in the forward-looking statements include: deterioration of Origin’s asset quality; changes in real estate values and liquidity in Origin’s primary market areas; the financial health of Origin’s commercial borrowers and the success of construction projects that Origin finances, including any loans acquired in acquisition transactions; changes in the value of collateral securing Origin’s loans; business and economic conditions generally and in the financial services industry, nationally and within Origin’s local market area; Origin’s ability to prudently manage its growth and execute its strategy; changes in management personnel; Origin’s ability to maintain important deposit customer relationships, volatility and direction of market interest rates, which may increase funding costs and reduce earning asset yields thus reducing margin; increased competition in the financial services industry, particularly from regional and national institutions; difficult market conditions and unfavorable economic trends in the United States generally, and particularly in the market areas in which Origin operates and in which its loans are concentrated, including the effects of declines in housing markets; an increase in unemployment levels and slowdowns in economic growth; Origin’s level of nonperforming assets and the costs associated with resolving any problem loans including litigation and other costs; the credit risk associated with the substantial amount of commercial real estate, construction and land development, and commercial loans in Origin's loan portfolio; the extensive federal and state regulation, supervision and examination governing almost every aspect of Origin’s operations including changes in regulations affecting financial institutions, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules and regulations being issued in accordance with this statute and potential expenses associated with complying with such regulations; Origin’s ability to comply with applicable capital and liquidity requirements, including its ability to generate liquidity internally or raise capital on favorable terms, including continued access to the debt and equity capital markets; possible changes in trade, monetary and fiscal policies, laws and regulations and other activities of governments, agencies, and similar organizations; and the effects of weather and natural disasters such as floods, droughts, wind, tornadoes and hurricanes as well as effects from geopolitical instability and manmade disasters including terrorist attack. For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Cautionary Note Regarding Forward-Looking Statements” in Origin’s most recent Quarterly Report on Form 10-Q filed with the SEC and “Risk Factors” in Origin’s prospectus filed with the SEC on May 9, 2018, pursuant to Section 424(b) of the Securities Act of 1933, as amended and any updates to those risk factors set forth in Origin’s subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Origin’s underlying assumptions prove to be incorrect, actual results may differ materially from what Origin anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Origin does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for Origin to predict those events or how they may affect Origin. In addition, Origin cannot assess the impact of each factor on Origin’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this communication are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Origin or persons acting on Origin’s behalf may issue. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Origin reports its results in accordance with United States generally accepted accounting principles (“GAAP”). However, management believes that certain non-GAAP financial measures used in managing its business may provide meaningful information to investors about underlying trends in its business and management uses these non-GAAP measures to measure the Company’s performance and believes that these non-GAAP measures provide a greater understanding of ongoing operations, enhance comparability of results of operations with prior periods and show the effects of significant gains and charges in the periods presented without the impact of unusual items or events that may obscure trends in the Company’s underlying performance. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Origin’s reported results prepared in accordance with GAAP. The following are the non-GAAP measures used in this presentation:   • Tangible common equity is defined as total stockholders’ equity less SBLF preferred stock, goodwill and other intangible assets, net • Tangible assets is defined as total assets less goodwill and core deposit intangibles and other intangible assets, net • Tangible common equity to tangible assets is a ratio that is determined by dividing tangible common equity by tangible assets • Tangible book value per common share is determined by dividing tangible common equity by common shares outstanding (assuming the conversion of all shares of Series D preferred stock issued and outstanding into common shares on a one-for-one basis) 2

At Origin, we believe our culture is a true differentiator across our footprint. It defines all that we do and permeates throughout our organization. It allows us to attract the best bankers in our markets, and it drives our philosophy of relationship banking. From our mission, vision, and values to our brand promise and standards, our culture is the foundation of our success. DIRECTOR OF CULTURE STRATEGIES CULTURE DAY FOR NEW HIRES CULTURE COUNCIL PROJECT ENRICH THE BLUE PRINT DREAM MANAGER ORIGIN EXPERIENCE RETURN ON QUALITY 3

COMPANY SNAPSHOT • Origin Bank was founded in 1912 • OBNK is headquartered in Ruston, LA 8 • 41 banking centers operating across Texas, 19 5 Louisiana & Mississippi • Strong commercial focus with 40% C&I and 43% CRE lending mix across our footprint FINANCIAL HIGHLIGHTS 9 Q3 2018 DOLLARS IN MILLIONS TOTAL ASSETS $4,668 TOTAL LOANS HELD FOR INVESTMENT $3,601 TOTAL DEPOSITS $3,727 TOTAL STOCKHOLDERS' EQUITY DOLLARS IN MILLIONS $532 TANGIBLE COMMON EQUITY (1) DALLAS - FORT WORTH $499 HOUSTON Entry: 2008 Entry: 2013 Loans: $1,311 TANGIBLE COMMON EQUITY/ TANGIBLE ASSETS (1) Loans: $539 Deposits: $780 10.8% Deposits: $596 Banking Centers: 8 Banking Centers: 9 TOTAL RBC RATIO NORTH LOUISIANA 12.9% CENTRAL MISSISSIPPI Entry: 1912 Entry: 2010 Loans: $1,152 Loans: $599 Note: All financial information and other bank data as of 9/30/18. Deposits: $1,754 Deposits: $597 (1) As used in this presentation, tangible common equity and tangible Banking Centers: 19 Banking Centers: 5 common equity/tangible assets are non-GAAP financial measures. For a reconciliation of these non-GAAP financial measures to their 4 comparable GAAP measures, see slide 17 of this presentation

THIRD QUARTER
2018 HIGHLIGHTS

- *Net interest income was at a historic high for our company, increasing by $2.3 million, or 6.3%, over the previous quarter.*
- *Yield earned on total loans held for investment during 3Q18 was 5.00%, up 11 basis points from the previous quarter. Cost of total deposits increased ten basis points in the same period.*
- *Noninterest income was positively impacted by a $1.3 million increase in insurance income primarily due to the acquisition of an insurance agency in July 2018.*
- *Noninterest expense reflects a $1.1 million and $965,000 increase in salaries and benefit expense due to the addition of the Houston lift out team and insurance acquisition, respectively.*

(1) For periods prior to 2018Q2, as if 901,644 shares of Series D preferred stock were converted to common stock on a one for one basis.
(2) As used in this presentation, tangible common equity, tangible common equity to tangible assets and tangible book value per common share are non-GAAP financial measures. For a reconciliation of these non-GAAP financial measures to their comparable GAAP measures, see slide 17 of this presentation.

FINANCIAL HIGHLIGHTS

DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS

	2018Q3	2018Q2	2017Q3	Linked Q Δ	YoY Q Δ
Balance Sheet					
Total Loans Held For Investment	$ 3,601,081	$ 3,372,096	$ 3,228,999	6.8 %	11.5 %
Total Assets	4,667,564	4,371,792	4,088,677	6.8 %	14.2 %
Total Deposits	3,727,158	3,672,097	3,453,535	1.5 %	7.9 %
Tangible Common Equity(1) (2)	498,691	495,243	380,187	0.7 %	31.2 %
Tangible Book Value Per Common Share(1) (2)	$ 21.11	$ 21.07	$ 18.64	0.2 %	13.3 %
Income Statement					
Net Interest Income	$ 39,497	$ 37,170	$ 33,868	6.3 %	16.6 %
Provision (Benefit for Credit Losses)	504	311	3,327	62.1 %	(84.9)%
Noninterest Income	10,237	10,615	5,041	(3.6)%	103.1 %
Noninterest Expense	34,344	32,012	40,443	7.3 %	(15.1)%
Net Income	12,318	12,702	(2,173)	(3.0)%	N/M
Diluted EPS	$ 0.52	$ 0.53	$ (0.17)	(1.9)%	N/M
Dividends Declared Per Common Share	$ 0.0325	$ 0.0325	$ 0.0325	N/C	N/C
Selected Ratios					
Net Interest Margin (FTE)	3.76%	3.74%	3.63 %		
Efficiency Ratio	69.06%	66.99%	103.94 %		
Return on Average Assets	1.08%	1.17%	(0.21)%		
Return on Average Equity	9.15%	9.94%	(1.86)%		

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BALANCE SHEET AVERAGE INTEREST EARNING ASSETS & NIM (FTE) ) DOLLARS IN MILLIONS $ REPOSITIONED FOR ( S 4.00% T GROWTH & PROFITABILITY $4,230 E S ) S E $4,200 A T G F ( N 3.90% I N I $4,055 N R • Consistent increase in yields G A R E on earning assets A $4,000 T M S T 3.80% $3,897 E S 3.76% R E $3,850 3.74% E • Strong growth in average R T E $3,803 N T loan balances in 2018 $3,800 I N I 3.70% 3.68% E G T A E R N 3.63% 3.62% • Net interest margin E V expanding along with 3.60% $3,600 A average balances 2017Q3 2017Q4 2018Q1 2018Q2 2018Q3 AVERAGE LOANS HFI & YIELDS DOLLARS IN MILLIONS 6.00% $3,459 $3,400 ) 5.50% $3,284 $ ( S N ) $3,201 $3,186 A % ( $3,163 $3,200 5.00% O L D 5.00% 4.89% L E E G I 4.73% A Y R 4.53% E 4.48% $3,000 V 4.50% A 4.00% $2,800 2017Q3 2017Q4 2018Q1 2018Q2 2018Q3 6

ASSET SENSITIVITY - % CHANGE IN NET INTEREST INCOME (12/31/17) ASSET SENSITIVE BALANCE SHEET 33.1% 24.9% 16.7% • Well-positioned to benefit from a rising rate 8.4% environment —% • Substantial growth in rate (8.6)% sensitive assets over the last five years (19.0)% -200 bps -100 bps 0 bps 100 bps 200 bps 300 bps 400 bps ASSET SENSITIVITY - % CHANGE IN NET INTEREST INCOME (9/30/18) 26.5% 20.0% 13.4% 6.8% —% (7.6)% (17.5)% Note: Change in net interest income assumes an instantaneous shock of interest rates. -200 bps -100 bps 0 bps 100 bps 200 bps 300 bps 400 bps 7

REVENUE DISTRIBUTION – 2018Q3 DIVERSIFIED & GROWING REVENUE STREAMS Service Charges & Fees: 7.0% Mortgage Banking Revenue: 5.0% Insurance Commission & Fee • Meaningful noninterest income Income: 7.0% supplements spread related Other: 2.0% revenue • Comprehensive product suite delivered with high quality, Net Interest Income: responsive customer service 79.0% • Other revenue streams include insurance and mortgage Noninterest Income 21% • Mortgage channel is focused on in-footprint retail REVENUE TREND origination and servicing 13% MSR portfolio 20% 22% 22% 21% • We believe these products produce diversification within 87% our revenue stream while 80% 78% 78% 79% creating stronger client relationships 2017Q3 2017Q4 2018Q1 2018Q2 2018Q3 Net Interest Income Noninterest Income 8

ABILITY TO LEVERAGE OPERATING EFFICIENCY INFRASTRUCTURE 110.00% 6.00% 103.94% • Cost-effective, centralized back office functions provided 5.00% through operations centered in 100.00% North Louisiana 3.92% • Infrastructure exists to support 4.00% S significant growth in assets at T E O I 90.00% S T increasing levels of profitability S A A R 3.04% E Y 3.00% 2.94% G C 2.88% 3.00% A • Recent investments in N R E E C I systems and technology, V F A / digital banking and F E 80.00% E I enterprise risk management N 2.00% 74.00% • Opportunity to enhance ROAA through team lift outs in our footprint 70.00% 1.00% 69.06% • Efficiency ratio increased this 67.06% 66.99% quarter due to insurance acquisition and Houston lift out team 60.00% 0.00% 2017Q3 2017Q4 2018Q1 2018Q2 2018Q3 9

AVERAGE DEPOSITS & DEPOSIT COST OUR MARKETS DOLLARS IN MILLIONS $3,636 150 bps $3,458 $3,235 $3,337 125 bps $2,814 DIVERSE GEOGRAPHIC FOOTPRINT t s 100 bps o C t i s 75 bps Attractive combination of stable, low o p e cost markets and metropolitan growth D 50 bps markets 25 bps Expansion through organic growth and 0 bps selective M&A 2014 2015 2016 2017 YTD 20183Q LA TX MS LA TX MS TRACK RECORD OF GROWTH IN NEW MARKETS LOAN BALANCES BY EXPANSION MARKET Success in growing loans and deposits DOLLARS IN MILLIONS $2,449 organically in diverse, new markets $2,239 $2,113 $1,977 Culture and brand are unique, enabling $1,804 Origin to attract talented bankers and banking relationships across markets $1,167 $1,223 $827 $411 $23 $80 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018Q3 Dallas / Fort Worth Central Mississippi Houston 10

DEPOSIT COMPOSITION – 2018Q3 GROWING CORE DEPOSIT Savings: 4% FRANCHISE Brokered: 7% • Continued success in growing Noninterest- core deposits, especially bearing demand: 26% noninterest-bearing deposits. Time deposits: 21% Interest- • Low cost of deposits driven by bearing legacy North Louisiana demand: franchise Money market: 18% 24% • Ranked 1st in deposit 2018Q3 Cost of Deposits: 0.85% market share in Ruston, LA and Monroe, LA MSA’s AVERAGE NONINTEREST-BEARING DEPOSITS $1,000 30.0% • Relationship bankers S T I motivated to grow core $931 S O 28.0% P ) deposits E $ D ( $900 E S N $841 G A O I • Builds and strengthens R L 26.0% E L I client relationships and V M $800 25.6% A L N I provides stable funding for $759 A T S 24.0% O growth R 24.3% T A L F L $694 O O $700 T D • Expansion markets 22.7% 22.0% N E generating further growth in C R 21.4% E noninterest-bearing deposits P $600 20.0% 2015 2016 2017 2018Q3 11

DIVERSIFIED COMMERCIAL LOAN COMPOSITION – 2018Q3 LOAN PORTFOLIO DOLLARS IN MILLIONS • Focus on lending to middle Other: 1% market and small business, and their owners and executives C&D: 11% Residential: Owner Occupied CRE: 11% • Commercial loans represent 16% cumulative 83% of portfolio as of 9/30/18 • Loan growth potential Non-Owner enhanced by diverse portfolio C&I: 34% Occupied CRE: 21% • Commercial real estate loan concentrations well below regulatory guidelines Mortgage Warehouse: 6% Total Ending LHFI (9/30/18): $3,601 12

UNDERWRITING & CREDIT NPLs / LOANS(1) CULTURE 0.83% 0.79% • Excellent track record of 0.76% 0.73% 0.74% strong credit quality across core commercial lending portfolio • Seasoned lenders with strong credit backgrounds and significant in-market 2017Q3 2017Q4 2018Q1 2018Q2 2018Q3 experience • Centralized underwriting for all loans NCOs / AVERAGE LOANS(1)(2) • Strong underwriting guidelines include global 0.75% cash flow analysis and personal guarantees 0.36% 0.18% 0.01% (0.05)% (1) Loans for Held For Investment 2017Q3 2017Q4 2018Q1 2018Q2 2018Q3 (2) Based on annualized quarterly net charge-offs 13

STRONG CAPITAL TOTAL RISK-BASED CAPITAL POSITION DOLLARS IN MILLIONS $37 $47 $39 $44 • Robust capital levels with opportunity for deployment $512 through organic growth and $433 $379 $423 strategic acquisitions • IPO net proceeds partially used to redeem SBLF 2015 2016 2017 09/30/18 preferred stock Tier 1 Capital Tier 2 Capital CAPITAL RATIOS 14.5% 13.5% 13.5% 12.9% 12.5% 12.4% 12.1% 12.3% 12.5% 11.8% 11.5% 11.4% 10.5% 10.8% 9.4% 9.4% 9.6% 9.5% 8.5% 9.2% 9.3% 9.3% (1) As used in this presentation, tangible common 7.5% equity, tangible common equity to tangible assets and 2017Q3 2017Q4 2018Q1 2018Q2 2018Q3 tangible book value per common share are non- GAAP financial measures. For a reconciliation of these non-GAAP financial measures to their (1) comparable GAAP measures, see slide 17 of this TCE /TA CET1 Total RBC 14 presentation.

Increase scale across the franchise, and Improve operational efficiency and particularly in Houston increase profitability Focused effort to improve margin and risk-adjusted returns Grow client base and continue capturing market share Continue our disciplined approach to organic loan and deposit growth Successfully recruit experienced lenders and teams Opportunistic M&A Focus on existing and contiguous markets 15

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Reconciliation of Non-GAAP Financial Measures

DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS

	2018Q3	2018Q2	2018Q1	2017Q4	2017Q3
Calculation of Tangible Common Equity:					
Total Stockholders' Equity	$ 531,919	$ 519,356	$ 462,824	$ 455,342	$ 452,904
Less: Preferred Stock, Series SBLF	—	—	48,260	48,260	48,260
Less: Goodwill and Other Intangible Assets, Net	33,228	24,113	24,219	24,336	24,457
Total Tangible Common Stockholders' Equity - Non-GAAP	$ 498,691	$ 495,243	$ 390,345	$ 382,746	$ 380,187
Calculation of Tangible Assets:					
Total Assets	$ 4,667,564	$ 4,371,792	$ 4,214,899	$ 4,153,995	$ 4,088,677
Less: Goodwill and Other Intangible Assets, Net	33,228	24,113	24,219	24,336	24,457
Total Tangible Assets	$ 4,634,336	$ 4,347,679	$ 4,190,680	$ 4,129,659	$ 4,064,220
Tangible Common Equity to Tangible Assets	10.76%	11.39%	9.31%	9.27%	9.35%
Calculation of Common Shares:					
Common Shares Outstanding at the End of the Period	23,621,235	23,504,063	19,525,241	19,518,752	19,499,072
Add: Convertible Preferred Stock, Series D	—	—	901,644	901,644	901,644
Common Shares	23,621,235	23,504,063	20,426,885	20,420,396	20,400,716
Tangible Book Value Per Common Share	$ 21.11	$ 21.07	$ 19.11	$ 18.74	$ 18.64

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